Rule 497(k)
File No. 333-125751

First Trust Exchange-Traded Fund

(the “Trust”)

First Trust Total US Market AlphaDEX® ETF

(the “Fund”)

Supplement To the Fund’s Prospectus, Summary Prospectus
and Statement of Additional Information

January 28, 2022

Important Notice Regarding Change in Investment Objective

Notwithstanding anything to the contrary in the Fund’s Prospectus, Summary Prospectus, or Statement of Additional Information, the Fund will seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called The Dividend Strength Index (the “New Index”). The Fund expects to begin tracking the New Index prior to the end of April 2022. Currently, the Fund seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Total US Market Index.

The New Index will be composed of approximately 50 U.S. equity securities selected based on factors designed to measure financial strength and dividend yield.

Additionally, at the time of the Fund’s change to the New Index, the Fund’s name is expected to be changed to “First Trust Dividend Strength ETF” and its new ticker symbol is expected to be “DVST”. The Fund’s shares will continue to be listed for trading on The Nasdaq Stock Market LLC and Nasdaq, Inc. will serve as the Fund’s index provider.

Please Keep this Supplement with your Fund Prospectus, Summary PROSPECTUS and Statement of Additional Information for Future Reference